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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 29, 2004
                                                          ---------------



                             ABERCROMBIE & FITCH CO.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                    1-12107                  31-1469076
--------------             ----------------         ------------------
(State or other            (Commission File               (IRS Employer
jurisdiction of                 Number)             Identification No.)
incorporation)

                     6301 Fitch Path, New Albany, Ohio 43054
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 283-6500
            --------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
            --------------------------------------------------------
                         (Former name or former address,
                          if changed since last report)













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Item 5.  Other Events and Regulation FD Disclosure.
--------------------------------------------------

          On July 29, 2004, Abercrombie & Fitch Co. (the "Company") issued a news release (the "Dividend Release") announcing that its Board of Directors had declared a quarterly cash dividend of $0.125 per share on the Company's common stock. The dividend is payable on September 21, 2004 to shareholders of record on August 31, 2004. A copy of the Dividend Release is furnished as Exhibit 99.1 and is incorporated herein by reference.

          On July 29, 2004, the Company issued a news release (the "Stock Repurchase Release") announcing that its Board of Directors had authorized a new stock repurchase program to repurchase up to 6,000,000 shares of the Company's common stock. The repurchases will be made on the open market from time-to-time, depending on market conditions. The Company also announced in the Stock Repurchase Release that it had repurchased 599,000 shares of its common stock during the first quarter of fiscal 2004, completing the Company's previous stock repurchase program, under which the Company's Board of Directors had authorized the repurchase of up to 5,000,000 shares of the Company's common stock. A copy of the Stock Repurchase Release is furnished as Exhibit 99.2 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
------------------------------------------

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits:
         --------

          99.1 News release issued by Abercrombie & Fitch Co. on July 29, 2004 announcing declaration of quarterly cash dividend

          99.2 News release issued by Abercrombie & Fitch Co. on July 29, 2004 announcing stock repurchase program




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                          signature on following page.]

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ABERCROMBIE & FITCH CO.


Dated:  July 29, 2004                   By: /s/ Susan J. Riley
                                           ------------------------------------
                                           Susan J. Riley
                                           Senior Vice President - Chief
                                           Financial Officer


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                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                               Dated July 29, 2004

                             Abercrombie & Fitch Co.

        Exhibit No.           Description

          99.1 News release issued by Abercrombie & Fitch Co. on July 29, 2004 announcing declaration of quarterly cash dividend

          99.2 News release issued by Abercrombie & Fitch Co. on July 29, 2004 announcing stock repurchase program



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